UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2019
Artisan Partners Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35826	45-0969585
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

875 E. Wisconsin Avenue, Suite 800
Milwaukee, WI 53202

(Address of principal executive offices and zip code)

(414) 390-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	APAM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On December 10, 2019, Artisan Partners Asset Management Inc. (the “Company”) issued a press release reporting certain information about the Company’s assets under management as of November 30, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 8.01, including the exhibit incorporated herein by reference, shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference in the Company’s filings under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Artisan Partners Asset Management Inc. dated December 10, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artisan Partners Asset Management Inc.
Date: December 10, 2019

By:	/s/ Charles J. Daley, Jr.
Name:	Charles J. Daley, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer